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                               OHIO EDISON COMPANY

                                      with
                              THE BANK OF NEW YORK,

                                              As Trustee

                                   ----------



                         SEVENTH SUPPLEMENTAL INDENTURE


                        Providing among other things for

                                 MORTGAGE BONDS

                       Guarantee Series A of 2003 due 2033
                       Guarantee Series B of 2003 due 2033

                                    ---------



                            Dated as of March 1, 2003





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


         SUPPLEMENTAL INDENTURE, dated as of March 1, 2003 between OHIO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company") and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to.

         WHEREAS, the Company has heretofore executed and delivered to THE BANK OF NEW YORK, as Trustee (hereinafter called the "Trustee"), a certain General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, to secure bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, which Indenture as heretofore and hereby supplemented is hereinafter referred to as the "Indenture"; and

         WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create two new series of bonds under the Indenture, consisting of $41,000,000 in aggregate principal amount to be designated as "Mortgage Bonds Guarantee Series A of 2003 due 2033" (hereinafter sometimes referred to as the "bonds of Guarantee Series A") and $9,000,000 in aggregate principal amount to be designated as "Mortgage Bonds Guarantee Series B of 2003 due 2033" (hereinafter sometimes referred to as the "bonds of Guarantee Series B" and, with the bonds of Guarantee Series A, the "bonds of the 2003 Guarantee Series"), which shall bear interest at the rate per annum set forth in, shall be subject to certain redemption rights and obligations set forth in, and will otherwise be in the form and have the terms and provisions provided for in this Supplemental Indenture and set forth in the form of such bonds below:

                      [FORM OF BOND OF GUARANTEE SERIES A]

         This bond is not transferable except to a successor trustee under the Trust Indenture dated as of June 1, 1999 between the Ohio Water Development Authority and J.P. Morgan Chase Trust Company, National Association, as successor trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                               OHIO EDISON COMPANY

                MORTGAGE BOND GUARANTEE SERIES A OF 2003 DUE 2033

                                Due June 1, 2033

$                                                                          No.

         OHIO EDISON COMPANY, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to _________________________, or registered assigns, ___________________ dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or the City of Akron, Ohio, on June 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said office or agency to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the Revenue Bond Interest Rate (hereinbelow defined) per annum payable semi-annually on June 1 and December 1 in each year commencing on the June 1 or December 1 immediately succeeding the Initial Interest Accrual Date (as defined below) (each such date herein referred to as an "interest payment date") on and until maturity, or, in the case of any bonds of this series duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any bonds of this series, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture referred to on the reverse hereof. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his or her signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Corporate Secretary or an Assistant Corporate Secretary, by his or her signature or a facsimile thereof.

         Dated:

                                          OHIO EDISON COMPANY,


                                          By:
                                             ------------------------------
                                               Title:
Attest:

-----------------------------
Title:


                 [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                                  as Trustee


                                          By:
                                             ------------------------------
                                                 Authorized Signatory

                      [FORM OF BOND OF GUARANTEE SERIES A]


                                    [REVERSE]


                               OHIO EDISON COMPANY


                MORTGAGE BOND GUARANTEE SERIES A OF 2003 DUE 2033

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as amended and supplemented by indentures supplemental thereto to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

         The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of June 1, 1999, between the Ohio Water Development Authority and J.P. Morgan Chase Trust Company, National Association, as successor trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $41,000,000 of State of Ohio Pollution Control Revenue Refunding Bonds, Series 1999-A (Ohio Edison Company Project) which have been issued on behalf of the Company (the "Revenue Bonds"), stating that the principal amount of all the Revenue Bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such Revenue Bonds and the date from which interest on the Revenue Bonds issued under the Revenue Bond Indenture has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. The date fixed for such redemption shall not be earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the Revenue Bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series; provided, however, on any demand for payment of the principal amount hereof at maturity as a result of the principal of the Revenue Bonds becoming due and payable on the maturity date of the bonds of this series, the earliest date from which unpaid interest on the Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date, together with each other different date from which unpaid interest on the Revenue Bonds has then accrued, as to be stated in a written notice from the Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rate or rates apply. The aforementioned notice of redemption shall become null and void for all purposes under the Indenture, (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

         Bonds of this series are not otherwise redeemable prior to their maturity.

         The "Revenue Bond Interest Rate" shall be the same rate of interest per annum as is borne by the Revenue Bonds; provided, however, that if there are different rates of interest borne by the Revenue Bonds, or if interest is required to be paid on the Revenue Bonds more frequently than on each June 1 or December 1, the Revenue Bond Interest Rate shall be the rate that results in the total amount of interest payable on an interest payment date, a redemption date or at maturity, as the case may be, or at any other time interest on this bond is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding Revenue Bonds.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the occurrence of a completed default as in the Indenture provided.

         Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent the aggregate principal amount of bonds of this series exceeds the aggregate principal amount of the Revenue Bonds outstanding from time to time. The Trustee may rely on a certificate of the Company to this effect.

         No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         The bonds of this series are issuable only as a single registered bond without coupons in a denomination equal to the aggregate principal amount of bonds of this series outstanding. If and to the extent this bond becomes transferable, the registered owner hereof, in person or by attorney duly authorized, may effectuate such transfer at an office or agency of the Company, in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

                   [END OF FORM OF BOND OF GUARANTEE SERIES A]

                      [FORM OF BOND OF GUARANTEE SERIES B]

         This bond is not transferable except to a successor trustee under the Trust Indenture dated as of June 1, 1999 between the Ohio Air Quality Development Authority and J.P. Morgan Chase Trust Company, National Association, as successor trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon an "Event of Default" as defined in the Indenture referred to herein.

                               OHIO EDISON COMPANY

                MORTGAGE BOND GUARANTEE SERIES B OF 2003 DUE 2033

                                Due June 1, 2033

$                                                                          No.

         OHIO EDISON COMPANY, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to ____________, or registered assigns, __________ dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or the City of Akron, Ohio, on ___________ in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said office or agency to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the Revenue Bond Interest Rate (hereinbelow defined) per annum payable semi-annually on June 1 and December 1 in each year commencing on the June 1 or December 1 immediately succeeding the Initial Interest Accrual Date (as defined below) (each such date herein referred to as an "interest payment date") on and until maturity, or, in the case of any bonds of this series duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any bonds of this series, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture referred to on the reverse hereof. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not become obligatory until The Bank of New York, the Trustee under the Indenture referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his or her signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Corporate Secretary or an Assistant Corporate Secretary, by his or her signature or a facsimile thereof.

         Dated:


                                          OHIO EDISON COMPANY,



                                          By:
                                             -------------------------------
                                               Title:



Attest:



-----------------------------
Title:



                 [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                                  as Trustee



                                          By:
                                             --------------------------------
                                                  Authorized Signatory

                      [FORM OF BOND OF GUARANTEE SERIES B]


                                    [REVERSE]


                               OHIO EDISON COMPANY


                MORTGAGE BOND GUARANTEE SERIES B OF 2003 DUE 2033

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any money, obligations or other instruments, or earnings thereon, deposited with the Trustee in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, executed by the Company to The Bank of New York, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Indenture") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

         The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of June 1, 1999, between the Ohio Air Quality Development Authority and J.P. Morgan Chase Trust Company, National Association, as successor trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $9,000,000 of State of Ohio Pollution Control Revenue Refunding Bonds, Series 1999-B (Ohio Edison Company Project) which have been issued on behalf of the Company (the "Revenue Bonds"), stating that the principal amount of all the Revenue Bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of
Section 11.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such Revenue Bonds and the date from which interest on the Revenue Bonds issued under the Revenue Bond Indenture has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. The date fixed for such redemption shall not be earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the Revenue Bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series; provided, however, on any demand for payment of the principal amount hereof at maturity as a result of the principal of the Revenue Bonds becoming due and payable on the maturity date of the bonds of this series, the earliest date from which unpaid interest on the Revenue Bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date, together with each other different date from which unpaid interest on the Revenue Bonds has then accrued, as to be stated in a written notice from the Revenue Bond Trustee to the Trustee, which notice shall also specify the rate or rates of such accrual and the principal amount of the particular Revenue Bonds to which such rate or rates apply. The aforementioned notice of redemption shall become null and void for all purposes under said supplemental indenture and the Indenture, (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the Revenue Bonds then outstanding under the Revenue Bond Indenture and the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

         Bonds of this series are not otherwise redeemable prior to their maturity.

         The "Revenue Bond Interest Rate" shall be the same rate of interest per annum as is borne by the Revenue Bonds; provided, however, that if there are different rates of interest borne by the Revenue Bonds, or if interest is required to be paid on the Revenue Bonds more frequently than on each June 1 or December 1, the Revenue Bond Interest Rate shall be the rate that results in the total amount of interest payable on an interest payment date, a redemption date or at maturity, as the case may be, or at any other time interest on this bond is due and payable, to be equal to the total amount of unpaid interest that has accrued on all then outstanding Revenue Bonds.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the occurrence of a completed default as in the Indenture provided.

         Bonds of this series shall be deemed to be paid and no longer outstanding under the Indenture to the extent the aggregate principal amount of bonds of the series exceeds the aggregate principal amount of the Revenue Bonds outstanding from time to time. The Trustee may rely on a certificate of the Company to this effect.

         No recourse shall be had for the payment of the principal of or premium, or interest if any, on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, whether by virtue of any Constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         The bonds of this series are issuable only as a single registered bond without coupons in a denomination equal to the aggregate principal amount of bonds of this series outstanding. If and to the extent this bond becomes transferable, the registered owner hereof, in person or by attorney duly authorized, may effectuate such transfer at an office or agency of the Company, in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, upon surrender and cancellation of this bond and thereupon a new registered bond or bonds of the same series for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

                   [END OF FORM OF BOND OF GUARANTEE SERIES B]


         WHEREAS, the Company and Trustee deem it advisable to enter into this Supplemental Indenture for the purposes of describing the form of the bonds of the 2003 Guarantee Series and establishing the redemption provisions thereof, and to authorize the establishment of the interest rate and maturity thereof in an Officer's Certificate to be delivered to the Trustee prior to the authentication of the bonds of the 2003 Guarantee Series.

         NOW, THEREFORE, it is hereby covenanted, decLared and agreed, by the Company, that all such bonds of the 2003 Guarantee Series are to be issued, authenticated and delivered, subject to this Supplemental Indenture and to the further covenants, conditions, uses and trusts in the Indenture set forth, and the parties hereto mutually agree as follows:

         SECTION 1. Bonds of Guarantee Series A and Bonds of Guarantee Series B shall be designated as the Company's "Mortgage Bonds Guarantee Series A of 2003 due 2033" and "Mortgage Bonds Guarantee Series B of 2003 due 2033," respectively. The bonds of Guarantee Series A and Guarantee Series B shall bear interest from the respective Initial Interest Accrual Dates as provided in the forms of the bond of the 2003 Guarantee Series hereinabove set forth, and such provisions are incorporated at this place as though set forth in their entirety. The interest rate and maturity date of the bonds of the 2003 Guarantee Series shall be as set forth in the respective forms of bond hereinabove set forth. Principal or redemption price of and interest on the bonds of the 2003 Guarantee Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         Definitive bonds of the 2003 Guarantee Series may be issued, originally or otherwise, only as registered bonds, substantially in the respective forms of bond hereinabove set forth, and in a single denomination equal to the aggregate principal amount thereof that is Outstanding. Delivery of a bond of the 2003

Guarantee Series to the Trustee for authentication shall be conclusive evidence that its serial number has been duly approved by the Company.

         The bonds of the 2003 Guarantee Series shall be redeemable as provided in the respective forms of bond hereinabove set forth, and such provisions are incorporated at this place as though set forth in their entirety.

         SECTION 2. Bonds of the 2003 Guarantee Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that the aggregate principal amount thereof exceeds the aggregate principal amount of related Revenue Bonds (as defined in the respective forms of bond hereinabove set forth) outstanding from time to time. The Trustee may rely on a certificate of the Company to this effect.

         SECTION 3. Bonds of the 2003 Guarantee Series are not transferable except in connection with the exercise of the rights and remedies of the holder thereof consequent upon an "Event of Default" as defined in the Indenture or as otherwise provided in the forms of bond hereinabove set forth. If and to the extent bonds of the 2003 Guarantee Series become transferable, such transfer may be accomplished by the registered owners thereof, in person or by attorney duly authorized, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio but only in the manner and upon the conditions prescribed in the Indenture and in the form of bond hereinabove recited.

         SECTION 4. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals herein or in the bonds of the 2003 Guarantee Series (except the Trustee's authentication certificates), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

         SECTION 5. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Indenture.

         SECTION 6. Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

         SECTION 7. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, OHIO EDISON COMPANY and THE BANK OF NEW YORK have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Corporate Secretaries or one of their Assistant Corporate Secretaries or Assistant Treasurers, all as of the day and year first above written.


                                          OHIO EDISON COMPANY



                                          By:
                                             -------------------------------
                                             Harvey L. Wagner, Vice President
                                             and Controller

[Seal]

Attest:
       ----------------------------------------
        David W. Whitehead, Corporate Secretary


Signed, Sealed and Acknowledged on behalf of OHIO EDISON COMPANY in the presence of:


-----------------------------------
       Julie A. Phillips


-----------------------------------
        Amit D. Patel

                                          THE BANK OF NEW YORK



                                          By:
                                             ----------------------------------
                                             Patricia Gallagher, Vice President

[Seal]

Attest:
       ---------------------------------------
         Julie Salovitch-Miller, Vice President


Signed, Sealed and Acknowledged on behalf of The Bank of New York in the presence of:

-----------------------------------
        Dorothy Miller

-----------------------------------
        Cynthia Chaney

STATE OF OHIO                      )
                                   :  ss.:
COUNTY OF SUMMIT                   )

         On the 3rd day of March in the year 2003 before me, the undersigned, personally appeared Harvey L. Wagner and David W. Whitehead, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instruments.


                                          -----------------------------------
                                          Karen L. Pope
                                          Notary Public, State of Ohio
                                          My Commission Expires Jan. 16, 2005
                                          Recorded in Stark County
[SEAL]

STATE OF NEW YORK                  )
                                   :  ss.:
COUNTY OF NEW YORK                 )

         On the 3rd day of March in the year 2003 before me, the undersigned, personally appeared Patricia Gallagher and Julie Salovitch-Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instruments.


                                          --------------------------------
                                          William J. Cassels
                                          Notary Public, State of New York
                                          No. 01CA5027729
                                          Qualified in Bronx County
                                          Commission Expires May 18, 2006


[SEAL]

         The Bank of New York hereby certifies that its precise name and address as Trustee hereunder are:

         The Bank of New York
         101 Barclay Street
         City, County and State of New York 10286



                                          THE BANK OF NEW YORK



                                          By:
                                              ----------------------------------
                                              Patricia Gallagher, Vice President


This instrument was prepared by FirstEnergy Corp.

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